UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Uber Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! UBER TECHNOLOGIES, INC. 1725 3RD STREET SAN FRANCISCO, CA 94158 UBER TECHNOLOGIES, INC. 2026 Annual Meeting Vote by May 3, 2026 11:59 PM ET You invested in UBER TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 4, 2026. Vote Virtually at the Meeting* May 4, 2026 8:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/UBER2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87530-P49660 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Ronald Sugar	For
1b.	Revathi Advaithi	For
1c.	Turqi Alnowaiser	For
1d.	Nikesh Arora	For
1e.	Ursula Burns	For
1f.	Robert Eckert	For
1g.	Amanda Ginsberg	For
1h.	Dara Khosrowshahi	For
1i.	John Thain	For
1j.	Alexander Wynaendts	For
2.	Advisory vote to approve 2025 named executive officer compensation.	For
3.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.	1 Year
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V87531-P49660